EXHIBIT 99.3

MARCHEX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pike Street Industries Acquisition

On April 26, 2005, Marchex, Inc. (“Company”) acquired certain assets of Pike Street Industries, Inc. (“Pike Street”), an online Yellow Pages and lead generation provider for local merchants.

The purchase price consideration consisted of:

•	$12.7 million in cash and estimated acquisition costs; plus

•	242,748 shares of Class B common stock; plus

•	212,404 shares of restricted Class B common stock which will vest over a three-year period in installments of 16.67% after each 6 month period during that term.

The shares of Class B common stock excluding the shares of restricted Class B common stock were valued at $17.18 per share (for accounting purposes, in accordance with Emerging Issues Task Force Issue No. 99-12, Determination of the Measurement Date for the Market Price of Acquirer Securities Issued in a Business Combination), for an aggregate amount of approximately $4.2 million.

The shares of restricted Class B common stock were valued at $16.85 per share (the last reported sales price on the closing date) for an aggregate amount of approximately $3.6 million. The shares of restricted Class B common stock were issued to the former stockholders of Pike Street who became employees of the Company

The asset purchase agreement contained customary representations and warranties and required Pike Street’s stockholders to indemnify the Company for various liabilities arising under the agreement, subject to various limitations and conditions. At the closing, the Company deposited into escrow for the benefit of the stockholders for a period of twelve months from the closing an amount of cash equal to $1.3 million, 24,275 shares of the 242,748 shares of Class B common stock, and 81,927 shares of the 212,404 restricted Class B common stock to secure the stockholders’ indemnification and other obligations under the asset purchase agreement, which is included in the above total purchase price consideration.

The estimated fair values of assets acquired are based upon preliminary estimates and may not be indicative of the final allocation of the purchase price consideration.

Pro Forma Financial Information

Unaudited Pro Forma Condensed Consolidated Statements of Operations

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 and the three months ended March 31, 2005 give effect to previously reported acquisitions, which include goClick.com, Inc. (goClick) and Name Development Ltd. (Name Development) (collectively, the “previously reported acquisitions”) and the Company’s acquisition of certain assets of Pike Street as if they had occurred on January 1, 2004.

The unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 combine: (1) the Company and its subsidiaries’ historical results of operations for the year ended December 31, 2004; (2) goClick’s historical results of operations for the pre-acquisition period from January 1, 2004 to July 26, 2004; (3) Name Development’s historical results of operations for the year ended December 31, 2004; (4) an offering of only that number of shares of Class B common stock and preferred stock as necessary to consummate

MARCHEX, INC.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

the Name Development asset acquisition for the year ended December 31, 2004; and (5) Pike Street’s historical results of operations for the year ended December 31, 2004.

The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2005 combine: (1) the Company and its subsidiaries’ historical results of operations for the three months ended March 31, 2005; (2) Name Development’s historical results of operations for the pre-acquisition period from January 1, 2005 to February 13, 2005; (3) an offering of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition for the period of January 1, 2005 through February 13, 2005; and (4) Pike Street’s historical results of operations for the three months ended March 31, 2005.

The components of revenues, operating expenses and net income reflected as historical operating results included in the unaudited pro forma condensed consolidated statements of operations for the year ended December 31, 2004 of the previously reported acquisitions from January 1, 2004 through December 31, 2004 or their respective dates of acquisition are as follows:

	Date Acquired	Revenue	Operating Expense	Net Income
goClick	July 27, 2004	3,769,347	2,497,691	1,277,152
Name Development	February 14, 2005	20,667,254	3,039,418	17,386,150

The components of revenues, operating expenses and net income reflected as historical operating results included in the unaudited pro forma condensed consolidated statement of operations for the three months ended March 31, 2005 of the previously reported acquisition from January 1, 2005 through its respective date of acquisition is as follows:

	Date Acquired	Revenue	Operating Expense	Net Income
Name Development	February 14, 2005	2,544,459	350,343	2,019,785

Unaudited Pro Forma Condensed Consolidated Balance Sheet

The unaudited pro forma condensed consolidated balance sheet combine the historical balance sheets of the Company and its subsidiaries and Pike Street as of March 31, 2005 and gives effect to the acquisition as if had occurred on March 31, 2005.

Unaudited Pro Forma Condensed Consolidated Financial Information

The unaudited pro forma condensed consolidated financial information is intended for illustrative purposes only and is not necessarily indicative of the combined results that would have occurred had the acquisition taken place on January 1, 2004, nor is it necessarily indicative of results that may occur in the future. The pro forma adjustments are based upon information and assumptions available at the time of the filing of this Form 8-K/A and result in a preliminary allocation of the purchase price based on preliminary estimates of the fair value of the assets acquired and liabilities assumed, and may not be indicative of the final allocation of the purchase price consideration.

The unaudited pro forma condensed consolidated financial statements and the accompanying notes should be read in conjunction with the historical financial statements and pro forma condensed financial statements of the Company, Pike Street, goClick and Name Development and related notes contained thereto and in the reports and information the Company has on file with the SEC, including the Company’s Form 8-K filed on May 31, 2005.

MARCHEX, INC.

Unaudited Pro Forma Condensed Balance Sheet

As of March 31, 2005

	Marchex, Inc. (Historical)	Pike Street (Historical)	Pro Forma Adjustments		Pro Forma Combined
Assets
Current assets:
Cash and cash equivalents	$86,465,826	$281,364	$(12,500,000)	a	$73,965,826
			(281,364)	b
Trade accounts receivable, net	6,005,845	664,322	(664,322)	b	6,005,845
Prepaid expenses and other current assets	1,046,059	44,821	(44,821)	b	1,046,059
Refundable income taxes	1,509,531	—			1,509,531
Deferred tax assets	415,469	—			415,469

Total current assets	95,442,730	990,507	(13,490,507)		82,942,730
Property and equipment, net	1,542,106	24,701	(17,827)	b	1,548,980
Deferred tax assets	402,484	—			402,484
Intangibles and other assets, net	9,159,167	257,340	(257,340)	b	9,159,167
Goodwill	142,482,696	—	11,800,287	a	154,282,983
Intangible assets from acquisitions, net	55,756,253	—	5,025,000	a	60,781,253

	209,342,706	282,041	16,550,120		226,174,867
Total assets	$304,785,436	$1,272,548	$3,059,613		$309,117,597

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$6,180,961	$97,331	$(97,331)	b	$6,180,961
Accrued expenses and other current liabilities	1,979,509	15,228	161,750	a	2,141,259
			(15,228)	b
Deferred revenue	1,908,869	1,856	(1,856)	b	1,908,869
Earn-out liability payable	—				—

Total current liabilities	10,069,339	114,415	47,335		10,231,089
Other non-current liabilities	76,564	—	—		76,564

Total liabilities	10,145,903	114,415	47,335		10,307,653
Stockholders’ equity:
Convertible preferred stock	55,205,369				55,205,369
Common stock		2,000	(2,000)	b	—
Class A common stock	122,500				122,500
Class B common stock	231,618		4,552	a	236,170
Additional paid-in capital	243,708,679	98,000	7,744,866	a	251,453,545
			(98,000)	b
Deferred stock-based compensation	(375,282)		(3,579,007)	a	(3,954,289)
Accumulated deficit	(4,253,351)	1,058,133	(1,058,133)	b	(4,253,351)

Total stockholders’ equity	294,639,533	1,158,133	3,012,278		298,809,944
Total liabilities and stockholders’ equity	$304,785,436	$1,272,548	$3,059,613		$309,117,597

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the year ended December 31, 2004

	Marchex, Inc. Historical	Previously Reported Acquisitions (5)	Pro Forma Adjustments for Previously Reported Acquisitions	Subtotal	Pike Street (Historical)	Pike Street Pro Forma Adjustments			Pro Forma Combined
Revenue	$43,804,272	$24,436,601	$(17,818)	68,223,055	$2,987,261	$—			$71,210,316

Expenses:
Service costs (1)	27,449,938	4,023,410	(775,775)	30,697,573	149,484	(62,875)	(c	)	30,784,182
Sales and marketing (1)	4,414,043	20,453	—	4,434,496	393,261				4,827,757
Product development (1)	2,291,430	96,742	—	2,388,172	165,940				2,554,112
General and administrative (1)	4,111,544	1,396,504	—	5,508,048	203,711				5,711,759
Acquisition-related retention consideration (2)	499,080	—	—	499,080	—				499,080
Facility relocation	199,960	—	—	199,960	—				199,960
Stock-based compensation (3)	890,520	—	—	890,520	—	2,326,355	(d	)	3,216,875
Amortization of intangible assets from acquisitions (4)	4,965,503	—	14,843,473	19,808,976	—	1,549,405	(c	)	21,358,381

Total operating expenses	44,822,018	5,537,109	14,067,698	64,426,825	912,396	3,812,885			69,152,106
Gain on sale of intangible assets, net	—	1,532,664	—	1,532,664	—				1,532,664

Income from operations	(1,017,746)	20,432,156	(14,085,516)	5,328,894	2,074,865	(3,812,885)			3,590,874
Other income (expense)
Interest income	265,354	26,228	—	291,582	2,424				294,006
Interest expense	(5,654)	—	—	(5,654)	—				(5,654)
Adjustment to fair value of redemption obligation	55,250	—	—	55,250	—				55,250
Other, net	3,644	(989)	—	2,655	1,171				3,826

Total other income	318,594	25,239	—	343,833	3,595	—			347,428
Income before provision for income taxes	(699,152)	20,457,395	(14,085,516)	5,672,727	2,078,460	(3,812,885)			3,938,302
Income tax expense (benefit)	33,941	1,794,093	628,275	2,456,309	—	(659,082)	(e	)	1,797,227

Net income	(733,093)	18,663,302	(14,713,791)	3,216,418	2,078,460	(3,153,803)			2,141,075
Accrual of convertible preferred stock dividends	—	—	2,375,000 (g)	2,375,000	—				2,375,000
Accretion of redemption value of redeemable
convertible preferred stock	420,430	—	—	420,430	—				420,430

Net income (loss) applicable to common stockholders	$(1,153,523)	$18,663,302	$(17,088,791)	$420,988	$2,078,460	$(3,153,803)			$(654,355)

Basic net income (loss) per share applicable to common stockholders	$(0.05)			$0.01					$(0.02)
Shares used to calculate basic net income (loss) per share	22,087,503		6,339,887 (f)	28,427,390		260,449	(f	)	28,687,839
Diluted net income (loss) per share applicable to common stockholders	$(0.05)			$0.01					$(0.02)
Shares used to calculate diluted net income (loss) per share	22,087,503		8,126,614 (f)	30,214,117		260,449	(f	)	28,687,839
						(1,786,727)	(f	)
(1) Excludes acquisition-related retention consideration, stock-based compensation and amortization of intangible assets.

(2) Components of acquisition-related consideration

Service costs	116,585			116,585					116,585
Sales and marketing	204,528			204,528					204,528
Product development	135,947			135,947					135,947
General and administrative	42,020			42,020					42,020

(3) Components of stock-based compensation

Service costs	10,800			10,800		383,849			394,649
Sales and marketing	155,734			155,734		581,589			737,323
Product development	59,883			59,883		779,328			839,211
General and administrative	664,103			664,103		581,589			1,245,692

(4) Components of amortization of intangible assets

Service costs	3,520,878		11,594,548	15,115,426		582,738			15,698,164
Sales and marketing	701,077		142,473	843,550		800,000			1,643,550
General and administrative	743,548		3,106,452	3,850,000		166,667			4,016,667

(5)    Represents the historical operating results of the previously reported acquisitions prior to their dates of acquisition by the Company and the pro forma effect of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition. See the unaudited pro forma condensed consolidated financial information for certain operating data for each acquisition.

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

Unaudited Pro Forma Condensed Consolidated Statements of Operations

For the three months ended March 31, 2005

	Marchex, Inc. Historical		Previously Reported Acquisitions (5)	Pro Forma Adjustments for Previously Reported Acquisitions	Subtotal	Pike Street (Historical)	Pike Street Pro Forma Adjustments		Pro Forma Combined
Revenue	$18,395,983		$2,544,459	$—	$20,940,442	$963,198	$—		$21,903,640

Expenses:
Service costs (1)	10,668,907		216,185	$(191,540)	10,693,552	51,929	(17,650)	(c)	10,727,831
Sales and marketing (1)	1,324,986		—	$—	1,324,986	133,824			1,458,810
Product development (1)	774,549		—	$—	774,549	59,400			833,949
General and administrative (1)	1,452,034		134,158	$—	1,586,192	107,516			1,693,708
Acquisition-related retention consideration (2)	—		—	$—	—	—			—
Facility relocation	—		—	$—	—	—			—
Stock-based compensation (3)	146,538		—	$—	146,538	—	283,338	(d)	429,876
Amortization of intangible assets from acquisitions (4)	3,083,157		—	$1,406,876	4,490,033	—	387,352	(c)	4,877,385

Total operating expenses	17,450,171		350,343	1,215,336	19,015,850	352,669	653,040		20,021,559
Gain on sale of intangible assets, net	—		29,486	$—	29,486	—			29,486

Income (loss) from operations	945,812		2,223,602	(1,215,336)	1,954,078	610,529	(653,040)		1,911,567
Other income (expense)
Interest income	268,383		7,957	$—	276,340	173			276,513
Interest expense	(1,861)		—	$—	(1,861)	—			(1,861)
Other, net	4,000		(295)	$—	3,705	191			3,896

Total other income	270,523		7,662	—	278,185	364	—		278,549
Income (loss) before provision for income taxes	1,216,335		2,231,264	(1,215,336)	2,232,263	610,893	(653,040)		2,190,116
Income tax expense (benefit)	478,933		211,479	$177,186	867,598	—	(16,016)	(e)	851,582

Net income (loss)	737,402		2,019,785	(1,392,522)	1,364,665	610,893	(637,024)		1,338,534
Convertible preferred stock dividends	348,993	(g)	—	$282,361	631,354	—			631,354

Net Income (loss) applicable to common stockholders	$388,409		$2,019,785	$(1,674,883)	$733,311	$610,893	$(637,024)		$707,180

Basic net income per share applicable to common stockholders	$0.01				$0.02				$0.02
Shares used to calculate basic net income per share	30,245,678	(f)		3,046,414	33,292,092		313,550	(f)	33,605,642
Diluted net income per share applicable to common stockholders	$0.01				$0.02				$0.02
Shares used to calculate diluted net income per share	32,920,472	(f)		3,046,414	35,966,886		420,187	(f)	36,387,073
(1) Excludes acquisition-related retention consideration, stock-based compensation, and amortization of intangible assets.

(2) Components of acquisition-related consideration

Service costs	—				—				—
Sales and marketing	—				—				—
Product development	—				—				—
General and administrative	—				—				—

(3) Components of stock-based compensation

Service costs	1,800				1,800		46,751		48,551
Sales and marketing	29,507				29,507		70,835		100,342
Product development	10,665				10,665		94,917		105,582
General and administrative	104,566				104,566		70,835		175,401

(4) Components of amortization of intangible assets

Service costs	2,393,425			1,059,108	3,452,533		145,685		3,598,218
Sales and marketing	120,833			—	120,833		200,000		320,833
General and administrative	568,899			347,768	916,667		41,667		958,334

(5)    Represents the historical operating results of the previously reported acquisitions prior to their dates of acquisition by the Company and the pro forma effect of only that number of shares of Class B common stock and preferred stock as necessary to consummate the Name Development asset acquisition. See the unaudited pro forma condensed consolidated financial information for certain operating data for each acquisition.

See notes to unaudited pro forma condensed consolidated statements.

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Pro Forma Adjustments

Pro Forma Adjustments for Pike Street

(a) The purchase price adjustments reflect cash and direct acquisition costs of approximately $12.7 million to acquire certain assets of Pike Street. Additionally, the Company issued 242,748 shares of Class B common stock valued at $17.18 per share (for accounting purposes) for an aggregate amount of $4.2 million and 212,404 shares of restricted Class B common stock valued at $16.85 per share (the last reported sales price on the closing date) for an aggregate amount of $3.6 million. The $3.6 million of restricted Class B common stock was recorded as deferred stock compensation and the Company expects to recognize stock-based compensation expense over the associated three-year employment periods over which those shares vest, using the accelerated methodology described in FASB Interpretation No. 28, Accounting for Stock Appreciation Rights and Other Variable Stock Option or Award Plans.

For purposes of the pro forma financial information, a summary of the purchase price consideration for the acquisition is as follows:

Cash	$12,500,000
Stock issued	4,170,411
Direct acquisition costs	161,750

Total	$16,832,161

The following represents the allocation of the acquired assets of Pike Street. The allocation is based upon Pike Street’s assets as of March 31, 2005.

Equipment	$6,874
Goodwill	11,800,287
Identifiable intangible assets	5,025,000

Total	$16,832,161

Goodwill represents the excess of the purchase price over the fair value of tangible and identifiable intangible assets. The unaudited pro forma condensed consolidated statements of operations do not reflect the amortization of goodwill acquired which is consistent with the guidance in the Financial Accounting Standards Board (FASB), Statement No. 142, Goodwill and Other Intangible Assets. The amortization expense of the identifiable intangible assets is deductible for tax purposes over 15 years.

(b) Represents the elimination of the historical stockholders’ equity and assets, liabilities not acquired or assumed as part of the Pike Street asset acquisition.

(c) Represents the amortization of identifiable intangible assets associated with the acquisition of certain assets of Pike Street, which are amortized over their useful lives ranging from 36 to 84 months. Amortization totals $1.5 million in the first twelve months and $1.9 million in the first fifteen months following the acquisition. Pike Street for the year ended December 31, 2004 and for the three months ended March 31, 2005, recorded approximately $63,000 and $18,000, respectively, of amortization included in service costs related to the above-noted intangible assets.

(d) Represents stock-based compensation expense associated with shares of restricted Class B common stock issued to the former stockholders of Pike Street who became employees of the Company. The shares of

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

restricted Class B common stock were value at approximately $3.6 million at the acquisition date. The Company is recognizing stock-based compensation expense for the value of these shares over the associated employment period in which these shares vest, which results in $2.3 million in amortization in the first twelve months and $2.6 million in the first fifteen months following the acquisition.

(e) Represents pro forma income tax benefit as though Pike Street, a Washington corporation, was taxed as a C corporation for the periods presented using the Company’s combined pro forma effective federal and state rate of 38% for 2004 and its estimated combined effective federal and state rate of 38% for 2005. Prior to the Company’s acquisition, Pike Street was an S-Corporation, whereby shareholders were taxed on their portion of Pike Street’s taxable income.

Pro Forma Adjustments for Earnings per Share

(f) The following is a reconciliation of shares used to compute the historical basic and diluted net income (loss) per share to pro forma basic and diluted net income (loss) per share for the year ended December 31, 2004 and the three months ended March 31, 2005. Potentially dilutive securities were not included in the computations when their effects would be anti-dilutive.

	For the year ended December 31, 2004
	Pro Forma basic	Pro Forma diluted
Shares used to calculate Marchex Pro Forma net income per share (as previously reported in Marchex’s Form 8-K filed on May 31, 2005)	28,427,390	30,214,117
Exclude pro forma weighted average stock options and warrants and common shares subject to repurchase or cancellation which were included in Marchex’s pro forma shares reported on Form 8-K filed on May 31, 2005	—	(1,786,727)

Pike Street:
Pro forma effect of shares issued in Pike Street asset acquisition	242,748	242,748
Weighted average restricted shares issued in Pike Street asset acquisition for services expected to vest during the period	17,701	17,701

Shares used to calculate pro forma and adjusted pro forma basic and diluted net loss per share	28,687,839	28,687,839

	For the three months ended March 31, 2005
	Pro Forma basic	Pro Forma diluted
Shares used to calculate Marchex Pro Forma net income per share (as previously reported in Marchex’s Form 8-K filed on May 31, 2005)	33,292,092	35,966,886

Pike Street:
Pro forma effect of shares issued in Pike Street asset acquisition	242,748	242,748
Weighted average restricted shares issued in Pike Street asset acquisition for services expected to vest during the period	70,802	177,439

Shares used to calculated pro forma and adjusted pro forma basic and diluted net income per share	33,605,642	36,387,073

MARCHEX, INC.

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

For purposes of calculating the shares used for pro forma basic and diluted net income (loss) per share for the year ended December 31, 2004 and the three months ended March 31, 2005, we have adjusted for the following:

•	included 242,748 shares of Class B common stock issued in the Pike Street asset acquisition.

•	included the weighted average impact of the 212,404 Class B restricted common shares issued in connection with the Pike Street asset acquisition. These shares are for future services that vest over 3 years. Unvested shares were excluded from the computation of pro forma basic net income (loss) per share in both periods.

•	excluded the weighted average impact of 1,786,727 of stock options, warrants and common shares subject to repurchase or cancellation from the computation of pro forma diluted net loss per share for the year ended December 31, 2004 due to a pro forma net loss to common stockholders. These shares were included in the Company’s pro forma shares for the year ended December 31, 2004 reported on Form 8-K filed on May 31, 2005.

Other information

The estimated amortization relating to estimated intangible assets recorded as of March 31, 2005 for the period of April to December 2005 and the next 3 years and thereafter is as follows:

	Period of April 1 to December 31, 2005	2006	2007	2008	2009 and thereafter	Total
Enhance Interactive	$1,148,000	$83,000	$—	$—	$—	$1,231,000
TrafficLeader	265,000	227,000	—	—	—	492,000
goClick	1,067,000	652,000	144,000	—	—	1,863,000
Name Development	10,255,000	13,501,000	10,974,000	9,763,000	8,000,000	52,493,000
Pike Street	1,050,000	1,549,000	1,549,000	646,000	231,000	5,025,000

	$13,785,000	$16,012,000	$12,667,000	$10,409,000	$8,231,000	$61,104,000